UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                     FORM 8-K


                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                             OF THE SECURITIES ACT OF 1934

     Date of Report (Date of earliest event reported):  October 14, 1998

                             --------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                        0-12167             54-1217099

(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
       of incorporation)                                 Identification No.)


           18880 HOMESTEAD ROAD, CUPERTINO, CA                   95014
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          (Address of principal executive office)           (Zip Code)


    Registrant's telephone number, including area code:   (408) 863-9900

                             --------------------------

                                  (Not Applicable)
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events

        On October 14, 1998, the Board of Directors of Rational Software Corporation (the "Company") authorized the Company to institute a stock repurchase program whereby up to six million shares of its common stock may be repurchased in the open market from time to time. A copy of the press release related to such program is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

99.1 Press Release dated October 14, 1998 released by the Company

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                RATIONAL SOFTWARE CORPORATION
                                                (Registrant)

October 16, 1998                                /s/ Timothy A. Brennan
                                                Timothy A. Brennan,
                                         Chief Financial Officer and Secretary